                                        March 17, 2001

Mr. Mark Wood, Chairman of the Board
iDial Networks, Inc.
16990 Dallas Parkway, Suite 106
Dallas, Texas  75248

Dear Mark:

This is to confirm that the client auditor  relationship between iDial Networks,
Inc. (Commission File Number 33-12029-D) and Ehrhardt Keefe Steiner & Hottman PC
has ceased.

                                        Very truly yours,

                                     /s/Ehrhardt Keefe Steiner & Hottman PC
                                        Ehrhardt Keefe Steiner & Hottman PC

EKS&H/acf

Cc:     Office of the Chief Accountant
        SECPS Letter File
        Securities and Exchange Commission
        Mail Stop 9-5
        450 Fifth Street, N.W.
        Washington, D.C.  20549

        VIA FAX to (202) 942-9656
        SEC Office of the Chief Accountant
        Attn:  SECPS Letter File
        Mail Stop 9-5